Exhibit 10.2

THIRD AMENDMENT TO SECURITY AGREEMENT

This THIRD AMENDMENT TO SECURITY AGREEMENT (the “Amendment”) is dated effective as of October 22, 2026 (the “Amendment Effective Date”), by and between Grid AI Technologies Corp., a Delaware corporation (the “Secured Party”) and Pronghorn Resources, LLC, a Delaware limited liability company (“Debtor” and, together with the Secured Party, the “Parties”).

RECITALS

WHEREAS, the Secured Party and Debtor entered into that certain Security Agreement, dated July 17, 2026 (such Security Agreement, together with all amendments, modifications, substitutions, or replacements thereof, collectively referred to as the “Security Agreement”), pursuant to which Debtor granted the Secured Party a security interest in its assets to secure the obligations of Debtor in respect of that certain Secured Convertible Note in the principal amount of $2,000,000 (the “Original Note”);

WHEREAS, the Secured Party advanced a second loan (“Second Advance”) to Debtor in the amount of $964,000, which Second Advance is memorialized in that certain Amended and Restated Secured Convertible Note dated September 4, 2026 (“First Amended Note”), and in connection with the Parties’ entry into the Amended Note, the Parties entered into that certain First Amendment to Security Agreement on September 4, 2026;

WHEREAS, the Secured Party advanced a third loan (“Third Advance”) to Debtor in the amount of $536,000, which Third Advance is memorialized in that certain Second Amended and Restated Secured Convertible Note dated October 1, 2026 (“Second Amended Note”), and in connection with the Parties’ entry into the Second Amended Note, the Parties entered into that certain Second Amendment to Security Agreement on October 1, 2026; and

WHEREAS, the Secured Party wishes to advance a fourth loan (“Fourth Advance”) to Debtor in the amount of $1,500,000, which Fourth Advance is memorialized in that certain Third Amended and Restated Secured Convertible Note dated October 22, 2026 (“Third Amended Note”); and

WHEREAS, in connection with the Parties’ entry into the Third Amended Note, the Parties have agreed to amend the Security Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, each intending to be legally bound, agree as follows:

1. Recitals. The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by this reference.

2. Conflicts. In the event of any conflict or ambiguity by and between the terms and provisions of this Amendment and the terms and provisions of the Security Agreement, the terms and provisions of this Amendment shall control, but only to the extent of any such conflict or ambiguity.

3. Amendment to Security Agreement. The Security Agreement is hereby amended as follows:

The term “Note” in the Security Agreement shall be amended and restated in its entirety to have the following definition: that certain Third Amended and Restated Secured Convertible Note dated October 22, 2026, issued by Debtor in favor of the Secured Party.

4. No Waiver. Neither this Amendment, nor the Secured Party’s agreement to enter into the Third Amended Note, shall be deemed or construed in any manner as a waiver by the Secured Party of any claims, proceedings, defaults, Events of Default, breaches or misrepresentations by Debtor under the Original Note, the First Amended Note, the Second Amended Note, or the Security Agreement.

5. Not a Novation. This Amendment is a modification of the Security Agreement only and not a novation.

6. Effect on Agreement. Except as expressly amended by this Amendment, all of the terms and provisions of the Security Agreement shall remain and continue in full force and effect after the execution of this Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

7. Execution. This Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Amendment. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf’ format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf’ signature page was an original thereof.

[Signatures on the following page]

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the day and year first above written.

PRONGHORN RESOURCES, LLC

By:
Name: Nick D’Onofrio
Title: Managing Member

GRIDAI TECHNOLOGIES CORP.

By:
Name: Jason D. Sawyer
Title: CEO

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